                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      LET'S TALK CELLULAR & WIRELESS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      LET'S TALK CELLULAR & WIRELESS, INC.
                         800 BRICKELL AVENUE, SUITE 400
                              MIAMI, FLORIDA 33131

                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 13, 1999

                         -------------------------------

To the Shareholders of
Let's Talk Cellular & Wireless, Inc.:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Company"), will be held at 10:00 A.M. local time, on Wednesday, January 13, 1999, at the conference room in the Company's executive offices at 800 Brickell Avenue, Suite 400, Miami, Florida 33131 for the following purposes:

         (1) To elect three members to the Company's Board of Directors to hold office until the Company's 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To approve amendments to the Company's 1997 Executive Incentive Compensation Plan (the "Incentive Plan") to increase the number of shares available for grant by 1,000,000 shares to a total of 1,310,000 shares; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on November 19, 1998 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors

                                          BRETT BEVERIDGE
                                          CO-CHAIRMAN OF THE BOARD
                                          David Eisenberg
                                          CO-CHAIRMAN OF THE BOARD

Miami, Florida
December 11, 1998

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                      LET'S TALK CELLULAR & WIRELESS, INC.
                         800 BRICKELL AVENUE, SUITE 400
                              MIAMI, FLORIDA 33131

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------

        FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 13, 1999

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), for use at the 1998 Annual Meeting of Shareholders of the Company to be held on January 13, 1999, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Shareholders. The approximate date that this Proxy Statement and the enclosed proxy are first being sent to shareholders is December 11, 1998. Shareholders should review the information provided herein in conjunction with the Company's 1998 Annual Report to Shareholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 800 Brickell Avenue, Suite 400, Miami, Florida 33131, and its telephone number is (305) 358-8255.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) To elect three members to the Company's Board of Directors to serve until the Company's 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To approve amendments to the Company's 1997 Executive Incentive Compensation Plan to increase the number of shares available for grant by 1,000,000 shares to a total of 1,310,000 shares; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (1) FOR the election of the three nominees for director named below, (2) FOR increasing the number of shares available for grant pursuant to the 1997 Executive Incentive Compensation Plan, and (3) by the proxies in their discretion upon any other proposals as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on November 19, 1998 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 8,749,762 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted against the matter, unless the matter is one for which a greater vote is required by law or the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of November 19, 1998 certain information regarding the beneficial ownership of voting Common Stock by (i) each person or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the voting Common Stock, (ii) each executive officer of the Company, (iii) each director and Nominee and (iv) all directors and executive officers as a group (9 persons). Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to community property laws, where applicable.

                                                                              BENEFICIAL OWNERSHIP
                                                                          ---------------------------
NAME AND ADDRESS(1)                                                       SHARES(2)     PERCENTAGE(3)
-------------------                                                       ---------     -------------
HIG Investment Group, L.P.(4) ......................................      3,778,115        43.2%
Brett Beveridge(5) .................................................        953,873        10.8%
David Eisenberg(6) .................................................         25,300          *
Daniel M. Cammarata(7) .............................................             --          *
Anthony Tamer(8) ...................................................      3,778,115        43.2%
Sami Mnaymneh(8) ...................................................      3,778,115        43.2%
John P. Bolduc(8) ..................................................      3,778,115        43.2%
Douglas F. Berman(8)(9) ............................................      3,782,500        43.2%
Allan Sorensen(10) .................................................        177,339         2.0%
Jonathan I. Kislak(11) .............................................          5,000          *
All directors and executive officers of the Company as a group
    (9 persons).....................................................      4,974,012        56.0%
Nicolas Molina(12) .................................................        953,873        10.8%




----------

* Less than 1%

(1) Unless otherwise indicated, the address of each of the beneficial owners is c/o the Company, 800 Brickell Avenue, Suite 400, Miami, Florida 33166.
(2) Beneficial ownership for this purpose has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is based on the possession of either sole or shared power to vote or to direct the voting of, or sole or shared power to dispose or to direct the disposition of, the shares of Common Stock indicated. Beneficial ownership as determined in this manner does not necessarily mean that such person has or shares in the economic benefits associated with ownership of the shares of Common Stock. Except as otherwise indicated, each person has reported that he or she has sole voting and sole dispositive power with respect to the shares of Common Stock shown as beneficially owned.
(3) The percentage shown as beneficially owned by each person or group represents the total number of shares of Common Stock shown in the adjacent column divided by the sum of (i) the number of issued and outstanding shares of Common Stock as of November 19, 1998, and (ii) all shares of Common Stock, if any, issuable, upon the exercise of stock options held by such person (but no other person) or group, as applicable, that were exercisable on November 19, 1998, or which will become exercisable within 60 days thereafter.
(4) Includes 2,137,850 shares (24.4%) held of record by HIG Fund V ("Fund V") and 1,640,265 shares (18.7%) held of record by Texas Cellular Partners LP ("TCP"). HIG Investment Group, LP is the controlling shareholder of Fund V and the controlling shareholder of TCP's general partner.
(5) Includes (i) 842,965 shares directly owned, and (ii) 110,908 shares that would be outstanding upon the exercise of currently exercisable stock options. Excludes 39,468 shares subject to unvested options.
(6) Includes 25,300 shares directly owned. Excludes 400,000 shares subject to unvested options which were approved for issuance to Mr. Eisenburg subject to approval of proposal No. 2 of this proxy.
(7)   Excludes 40,000 shares subject to unexercisable options.
(8)   Reflects shares held of record by Fund V and TCP. See footnote (4).
(9) Includes 4,385 shares that would be outstanding upon the exercise of currently exercisable stock options. Excludes 8,771 shares subject to unvested options.
(10) Includes (i) 160,339 shares directly owned, and (ii) 17,000 shares that would be outstanding upon the exercise of currently exercisable stock options. The address of Mr. Sorensen is c/o Interim Services, 2050 Spectrum Boulevard, Ft. Lauderdale, Florida 33309.
(11) Includes 5,000 shares that would be outstanding upon the exercise of currently exercisable stock options. The address of Mr. Kislak is c/o Kislak National Bank, 7900 Miami Lakes Drive West, Miami Lakes, Florida 33016.
(12) Includes (i) 842,965 shares directly owned, and (ii) 110,908 shares that would be outstanding upon the exercise of currently exercisable stock options. The address of Mr. Molina is c/o Buchanan Ingersoll, 19495 Biscayne Boulevard, Suite 606, Aventura, Florida 33180-2320.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filings with respect to the Company's 1998 fiscal year were timely filed.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         The Company's Articles of Incorporation provide that the Board of Directors shall consist of not less than one member, with the exact number to be fixed from time to time by the Board of Directors. The Articles of Incorporation divide the Board of Directors into three classes, with regular staggered three-year terms and initial terms of one, two and three years for each of the classes of directors. The current classes of the Board of Directors and their terms of office are as follows:

           CLASS                  DIRECTORS                TERM EXPIRES IN
           -----                  ---------                ---------------
            III                David Eisenberg                  2000
            III                Brett Beveridge                  2000
            II                 Jonathan I. Kislak               1999
            II                  Sami Mnaymneh                   1999
            II                  Anthony Tamer                   1999
             I                 Allan Sorensen                   1998
             I                   John P. Bolduc                 1998
             I                 Douglas F. Berman                1998

         The three directors serving in Class I have terms expiring at the Annual Meeting. The Class I directors currently serving on the Board, Messrs. Sorensen, Bolduc and Berman, have been nominated by the Board of Directors for re-election to three-year terms at the Annual Meeting. Each Class I director elected at the Annual Meeting will serve for a term expiring at the Company's 2001 Annual Meeting of Shareholders or when his successor has been duly elected and qualified. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that any nominee is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board of Directors.

  APPROVAL OF AN AMENDMENT TO THE 1997 EXECUTIVE INCENTIVE COMPENSATION PLAN TO
             INCREASE THE NUMBER OF SHARES ISSUABLE UNDER SUCH PLAN
                                (PROPOSAL NO. 2)

         The Company's 1997 Executive Incentive Compensation Plan (the "Plan") was adopted by the Board of Directors and became effective on November 24, 1997, subject to approval by the Company's shareholders, which was obtained on August 15, 1997. The total number of shares of Common Stock that may be issued under the Plan is 310,000 (SEE "Shares Subject to the Plan" below).

         As of November 19, 1998, options to purchase 245,477 shares of Common Stock were outstanding or approved to be granted under the Plan, at exercise prices of $7.00 to $17.50 per share, leaving 64,523 shares available for future awards. No other types of awards have been granted under the Plan. No such outstanding options are currently exercisable, and no shares of Common Stock have been issued pursuant to awards under the Plan since its inception.

         In November 1998, the Company recruited David Eisenberg to become its new Chief Executive Officer and Co-Chairman of the Board. The terms of Mr. Eisenberg's employment provide that he will receive options to acquire 400,000 shares of the Company's common stock at varying prices and subject to time vesting. The grant of such options is subject to the approval by the Company's shareholders of the increase in the number of shares of Common Stock that may be issued under the Plan.

         On November 25, 1998, the Board of Directors unanimously adopted an amendment to the Plan, subject to approval of the shareholders, to increase the number of shares of Common Stock that may be issued under the Plan by 1,000,000 shares. The Board of Directors approved this amendment to increase the number of shares issuable under the Plan to ensure that the Company can continue to grant awards under the Plan to high-quality executives, employees and other eligible Plan participants at levels determined appropriate by the Company and to provide incentives for such individuals to continue to expend their maximum efforts in the creation of shareholder value and accomplish the other purposes of the Plan. If approved by the shareholders, the aggregate number of shares of Common Stock authorized for issuance pursuant to the Plan will be increased from 310,000 shares to 1,310,000 shares.

         If this proposal is adopted, paragraph (a) of Section 4 of the Plan would be amended to read, in its entirety, as follows:

                  "(a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 1,310,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 1,310,000 shares."

         The affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote at the Annual Meeting is required to approve this proposal to amend the Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2 TO AMEND THE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER BY 1,000,000 SHARES.

         The essential features of the Plan, as amended as described herein, are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, as so amended, which appears as Exhibit 10.1 to this Proxy Statement.

PURPOSES

         The purposes of the Plan are to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, directors and independent contractors by enabling such individuals to acquire or increase a proprietary interest in the Company, as well as providing such individuals with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. Such an eligible individual who receives an award under the Plan is referred to as a "Participant."

TYPES OF AWARDS

         The Company may grant to Participants the following types of awards under the Plan:

o stock options, which may be either "incentive stock options" ("ISOs"), which qualify for special tax treatment in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options other than ISOs,

o     stock appreciation rights ("SARs"),

o     restricted stock,

o     deferred stock,

o     bonus stock and awards in lieu of cash obligations,

o     dividend equivalents,

o     other stock-based awards, and

o     performance or annual incentive awards.

SHARES SUBJECT TO THE PLAN

         Subject to adjustment for certain corporate changes (SEE "Administration" below), the total number of shares of Common Stock available for grant under the Plan, prior to the amendment described herein, is 310,000 shares. Shares subject to awards previously granted under the Plan that terminate without being exercised or expire or are forfeited, and the number of shares that are surrendered in payment of any awards under the Plan or any tax withholding requirements are included within the total number of shares available for grant under the Plan. Shares of Common Stock that may be delivered under the Plan may be either authorized and unissued shares or treasury shares. A Participant may not receive any type of award under the Plan for more than 100,000 shares annually, subject to adjustment as described under "Administration" below. In addition, a Participant may not earn a performance-based award, or any other award which may be settled in cash, for more than $2,000,000 in any fiscal year, or $5,000,000 in respect of any multi-year performance period.

         The shareholders are being asked to approve an amendment to the Plan to include an additional 1,000,000 shares to be available for grant under the Plan.

ADMINISTRATION

         A committee designated by the Board of Directors comprised of at least two directors, each of whom is a non-employee director and an outside director, within the meanings of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act"), and Section 162(m) of the Code, respectively, if required for exemptions under such provisions (the "Committee"), administers the Plan. The Committee has full and final authority to:

o     grant awards to eligible individuals under the Plan,

o     determine the type, number and other terms and conditions of such awards,

o     prescribe the terms of award agreements,

o     prescribe rules and regulations for administration of the Plan,

o     construe and interpret the Plan and award agreements,

o correct any defects, supply omissions or reconcile inconsistencies in the Plan or any such agreement,

o postpone the delivery of Common Stock or other payment under an award under certain conditions specified in the Plan, and

o make all other decisions and determinations necessary or advisable for administration of the Plan.

The Board of Directors may exercise any power of the Committee except as required to comply with Rule 16b-3 under the Act or Section 162(m) of the Code or expressly provided in the Plan.

         The Committee will make adjustments in the number and kind of shares of Common Stock which may be delivered under the Plan (including annual per-Participant limitations) and the number and kind of shares of Common Stock and price with respect to outstanding awards, and provision for the payment of cash or other property with respect to outstanding awards, in an equitable manner to prevent dilution or enlargement of the rights of Participants under the Plan resulting from any dividend or other distribution, recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, liquidation or other similar corporate transaction affecting the Common Stock. In addition, the Plan authorizes the Committee, subject to certain limitations specified in the Plan, to adjust awards under the Plan in recognition of unusual or nonrecurring events affecting the Company or any subsidiary, changes in applicable laws, regulations, accounting principles, and tax rates or business conditions, or the performance of comparable organizations, economic and business conditions, personal performance of a Participant and any other circumstances deemed relevant.

         The Plan originally became effective on November 24, 1997. The Plan will terminate when no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding awards under the Plan. The Board of Directors may amend, suspend or terminate the Plan, or the Committee's authority to grant awards under the Plan, without approval of the Company's shareholders, subject, however, to approval by the shareholders if required by any applicable law, regulation or rule, or if the Board of Directors otherwise determines to submit any such change to the shareholders for approval. The Board of Directors or the Committee may amend, suspend or terminate, or waive any conditions or rights under, any outstanding award or related agreement under the Plan. However, no such changes or termination of the Plan or any such awards may materially and adversely affect the rights of any Participant under any then outstanding award under the Plan, unless required for "pooling of interest" accounting to be available to the Company for a corporate transaction.

TERMS OF AWARDS UNDER THE PLAN

         STOCK OPTIONS AND STOCK APPRECIATION RIGHTS ("SARS"). Stock options granted under the Plan give a Participant the right to purchase a specified number of shares of Common Stock at a stated exercise price during a specified exercise period. Such options may be either ISOs or options not intended to qualify for special "incentive stock option" treatment under the Code (SEE "Certain Federal Income Tax Consequences" below). Only employees of the Company or a subsidiary of the Company are eligible to receive ISOs under the Plan. A SAR granted under the Plan gives a Participant the right to receive the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the grant price of the SAR. The Committee may grant "limited SARs" under the Plan, which are SARs that are exercisable only in connection with a change in control of the Company or another event specified by the Committee (SEE "Change in Control" below). SARs may be granted either alone or in tandem with options under the Plan. The exercise price per share subject to an option and the grant price of a SAR are determined by the Committee, but, in the case of an ISO or a SAR, may not be less than the fair market value of a share of Common Stock on the date of grant. Each option and SAR granted under the Plan is exercisable after the period or periods determined by the Committee not exceeding ten years from the date of grant. However, an ISO granted to an individual who owns (or is deemed to own) more than 10% of the combined voting power of all classes of stock of the Company, or any parent corporation of the Company, must have an exercise price of at least 110% of the fair market value of the Common Stock subject to such ISO on its grant date and a term of no more than five years. Options may be exercised under the Plan by payment of the exercise price in cash, shares of Common Stock, outstanding awards, pursuant to a "cashless exercise" procedure, a note of the individual exercising the option or such other method determined by the Committee.

         RESTRICTED STOCK AND DEFERRED STOCK. Restricted stock is the grant of shares of Common Stock under the Plan to a Participant which may not be sold or disposed of, and which may be forfeited in the event of termination of the Participant's employment or failure to achieve specified performance goals, prior to the end of a restriction period specified by the Committee. A Participant granted restricted stock generally has all the rights of a shareholder of the Company; however, the Committee may require that dividends paid on such restricted stock will be subject to similar restrictions or applied to the purchase of additional awards under the Plan. An award of deferred stock under the Plan confers upon a Participant the right to receive shares of Common Stock or cash at the end of a specified deferral period, subject to possible forfeiture of the deferred stock in the event of termination of the Participant's employment or failure to achieve specified performance goals prior to the end of a specified deferral period. An award of deferred stock carries no shareholder rights prior to the actual issuance of shares of Common Stock under such award.

         BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS. The Committee is authorized to grant shares of Common Stock as a bonus, free of restrictions, or to grant shares of Common Stock or other awards in lieu of cash under the Plan, subject to such terms as the Committee may specify.

         DIVIDEND EQUIVALENTS AND OTHER STOCK-BASED AWARDS. Dividend equivalents granted under the Plan entitle the Participant to receive cash, Common Stock, other awards under the Plan or other property with a value equal to dividends paid on a specified number of shares of Common Stock, or other periodic payments. Such dividend equivalents may be granted either alone or in connection with other awards under the Plan. The Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to, shares of Common Stock. Such other stock-based awards may include, for example, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, awards with value and payment contingent upon performance by the Company or any other factors designated by the Committee, and awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units of the Company. The Committee determines the terms and conditions of such awards.

         PERFORMANCE OR ANNUAL INCENTIVE AWARDS. The Committee may grant awards under the Plan that are based upon the achievement of preestablished performance goals and that may be settled in cash, Common Stock, other awards or other property, in the discretion of the Committee. The Committee may establish unfunded performance or annual award pools for purposes of measuring Company performance in connection with performance or annual incentive awards under the Plan. Performance periods applicable to such awards may be from one to ten years, as specified by the Committee. Performance conditions applicable to awards intended to qualify as "performance-based compensation," for purposes of
Section 162(m) of the Code, shall be based upon one or more of the business criteria specified in the Plan.

         OTHER TERMS OF AWARDS UNDER THE PLAN. The Committee may accelerate, or permit the deferral of, the settlement or payment of awards under the Plan, and cash may be paid in lieu of Common Stock in connection with any such acceleration, in the discretion of the Committee. Awards may be granted by the Committee in substitution or exchange for any other awards surrendered by a Participant, including awards granted by a company acquired by the Company or its subsidiary. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the Participant's death; however, the Committee may, in its discretion, and subject to any terms and conditions it may impose, permit lifetime transfers of awards, other than ISOs and any related SARs, by Participants under the Plan. The Committee may provide that a portion of any shares of Common Stock or other property to be distributed with respect to any award under the Plan, or any other payment to a Participant, will be withheld (or previously acquired shares of Common Stock or other property surrendered by the Participant) to satisfy withholding or other tax obligations.

         The fair market value of a share of Common Stock for purposes of the Plan is determined by the Committee and is generally the closing sale price per share reported on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or the last previous day on which a sale was reported.

CHANGE IN CONTROL

         Awards may provide for the following to occur in the event of a "change in control" of the Company:

o     awards become fully exercisable and vested,

o     SARs become exercisable for cash based upon the change in control price,

o restrictions, deferral of settlement or other forfeiture conditions applicable to any award shall lapse and such awards shall become fully vested, and

o any outstanding performance goals and conditions to which an award is subject will be deemed met.

         A "change in control" of the Company is deemed to have occurred for purposes of the Plan upon:

o approval by the shareholders of a reorganization, merger, consolidation or other corporate transactions with respect to which persons who were shareholders of the Company immediately prior to such transaction do not, immediately thereafter, own more than fifty percent of the combined voting power of the resulting company,

o     a liquidation or dissolution of the Company,

o     a sale of all or substantially all of the assets of the Company, or

o individuals who constituted the Board of Directors as of the date of the Plan's adoption (including subsequently-elected directors approved by the incumbent Board of Directors, other than in connection with an election contest relating to the Board of Directors), ceasing to constitute at least a majority of the Board of Directors.

      "Change in control price" means an amount in cash equal to the higher of:

(i) the highest price per share paid in cash and/or other property in any corporate transaction triggering a change in control of the Company, or

(ii) the highest fair market value per share of Common Stock at any time during the 60-day period preceding the 60-day period following a change in control of the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain significant United States Federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to the Company and a Participant in connection with the grant and exercise of options and other awards under the Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to the "Company" in this summary of tax consequences shall mean the Company or the subsidiary of the Company that employs the Participant, as the case may be.

         The grant of stock options under the Plan will not result in taxable income to Participants or an income tax deduction for the Company. However, the transfer of Common Stock to Participants upon exercise of their options may or may not give rise to taxable income to the Participants and tax deductions for the Company, depending upon whether the options are ISOs or options not intended to qualify as "incentive stock options" under the Code ("NQOs").

         The exercise of a NQO generally results in immediate recognition of taxable ordinary income by the NQO holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of Common Stock purchased, on the date of such exercise, exceeds the aggregate option price. Any appreciation or depreciation in the fair market value of such shares after the date of such exercise will generally result in a capital gain or loss to the NQO holder at the time he or she disposes of such shares.

         In general, the exercise of an ISO is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company at any time unless the ISO holder disposes of the Common Stock purchased thereby within two years of the date such ISO was granted or one year of the date of such exercise (a "disqualifying disposition"). If these holding period requirements under the Code are satisfied, and if the ISO holder has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise (or twelve months in the case of termination of employment due to disability), then such ISO holder will recognize any gain or loss upon disposition of such shares as capital gain or loss. However, if the ISO holder makes a disqualifying disposition of any such shares, he or she will generally be obligated to report as taxable ordinary income for the year in which such disposition occurred the excess, with certain adjustments, of the fair market value of the underlying stock on the date the ISO was exercised over the option price paid. The Company would be entitled to a tax deduction in the same amount so reported by the ISO holder. Any additional gain realized by such ISO holder on such a disqualifying disposition of such shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the ISO, the difference would be a capital loss for the ISO holder.

         The granting of SARs and deferred stock under the Plan does not produce immediate taxable income to the Participant or a tax deduction for the Company. Upon exercise of a SAR, or payment of deferred stock, the amount of any cash, and the fair market value as of the exercise or payment date of any shares of Common Stock, received by the Participant, are generally taxable to the Participant as ordinary income and deductible by the Company.

         A Participant generally will not recognize any taxable income upon the award of restricted stock under the Plan which is not transferable and is subject to a substantial risk of forfeiture. Generally, a Participant will recognize taxable compensation income at the first time such stock becomes transferable or no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of such shares on the date the restrictions lapse. However, a Participant may elect to recognize taxable compensation income upon the award of restricted stock under the Plan based on the fair market value of the shares of Common Stock subject to such award on the date of such award. A Participant who makes such an election will not recognize additional income when the restrictions applicable to such restricted stock lapse. Assuming compliance with the applicable withholding requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a Participant in connection with his or her restricted stock award in the Company's taxable year in which such Participant recognizes such income.

         The payment of bonuses or other compensation in Common Stock or other property to a Participant under the Plan is generally immediately taxable to the Participant and deductible by the Company. However, if such Common Stock or other property is not transferable and is subject to a substantial risk of forfeiture, the tax consequences to the Participant and the Company will be similar to the tax consequences of awards of restricted stock, as described above.

         Under Section 162(m) of the Code, the Company may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to the Chief Executive Officer of the Company or any one of the other four highest paid executive officers who are employed by the Company on the last day of the Company's taxable year. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by the Company's shareholders is not subject to this deduction limitation. The Company has structured the Plan with the intention that compensation resulting from options and SARs granted under the Plan with exercise or grant prices equal to the fair market value of the Common Stock subject to such options and SARs on the date of grant, as well as performance or annual incentive awards under the Plan granted to Participants who are likely to be covered by Section 162(m) of the Code, as determined by the Committee, would be qualified performance-based compensation and deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code. Additionally, the Plan allows the Committee to grant other types of awards that would qualify as such performance-based compensation.

         Under certain circumstances, accelerated vesting or exercise of options and other awards granted to Participants under the Plan in connection with a "change in control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the Participant would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers, directors and key employees of the Company are as follows:

       NAME                     AGE     POSITION
       ----                     ---     --------

       Brett Beveridge           34     President and Co-Chairman of the Board
       David Eisenberg           62     Chief Executive Officer and Co-Chairman
                                          of the Board
       Daniel M. Cammarata       37     Chief Financial Officer
       Anthony Tamer             41     Director
       Sami Mnaymneh             37     Director
       John P. Bolduc            34     Director
       Douglas F. Berman         32     Director
       Allan Sorensen            60     Director
       Jonathan I. Kislak        50     Director

         BRETT BEVERIDGE is a co-founder of the Company and serves as Co-Chairman of the Board of Directors and President of the Company. Since the inception of the Company in 1989, Mr. Beveridge has been a director and an executive officer of the Company and has been primarily responsible for the Company's retail operations, marketing, merchandising, distribution, carrier and vendor relationships and other general operational matters. Prior to the formation of the Company, Mr. Beveridge was a Divisional Sales Manager for Bally Corporation's health club division in Miami, Florida from 1984 to 1988.

         DAVID EISENBERG joined the Company in November 1998 as Co-Chairman of the Board of Directors and Chief Executive Officer of the Company. Prior to joining the Company, Mr. Eisenberg was Chairman, President and Chief Executive Officer of Chief Auto Parts, Inc., a retail auto parts chain of 550 stores located primarily in Texas and California. Prior to accepting the position of Chief in November, 1992, Mr. Eisenberg was President and Chief Executive Officer of Eisenberg & Associates, Inc., a retail consulting firm, located in Springfield, Virginia. Mr. Eisenberg spend 38 years of his retail career with Peoples Drug Stores, a retail drug chain with 500 stores located in the Mid-Atlantic states. At Peoples Drug Stores, Mr. Eisenberg served in various positions, most recently as President and Chief Operating Officer. Mr.
Eisenberg serves on the Board of Directors of Helmac Products, the American Friends of the Hebrew University, and Children's National Medical Center in Washington, D.C. and Dallas, Texas. Mr. Eisenberg also serves as Chairman of the Board of Directors for Samuels Jewelers.

         DANIEL M. CAMMARATA has served as Chief Financial Officer of the Company since March 1998. From 1989 to 1998, Mr. Cammarata served in various accounting positions, most recently as Controller, of Pueblo XTRA International, Inc., a multi-location retailer. Prior to joining Pueblo, Mr. Cammarata was an audit manager at Ernst and Young.

         ANTHONY TAMER has been a director of the Company since June 1996 and a Managing Director of HIG Capital Management, Inc., an affiliate of HIG Investment Group, L.P. since 1993. Mr. Tamer was previously a Partner at Bain & Company ("Bain") from 1986 to 1993. Mr. Tamer attended Harvard Business School where he was awarded a Master in Business Administration degree. He also holds a Master degree in Electrical Engineering from Stanford University, and a Bachelor degree in Electrical Engineering from Rutgers University.

         SAMI MNAYMNEH has been a director of the Company since June 1997 and a Managing Director of HIG Capital Management, Inc., an affiliate of HIG Investment Group, L.P. since 1993. Mr. Mnaymneh was previously a Managing Director at The Blackstone Group from 1990 to 1993 and prior to such time was a Vice President in the Mergers and Acquisitions Group at Morgan Stanley & Co. Mr. Mnaymneh attended Columbia University in New York, where he was elected to Phi Beta Kappa. He subsequently attended Harvard Business School and Harvard Law School where he was awarded a Master in Business Administration degree and a Juris Doctor degree, respectively, with honors.

         JOHN P. BOLDUC has been a director of the Company since June 1997 and a Managing Director of HIG Capital Management, Inc., an affiliate of HIG Investment Group, L.P. since 1993. Prior to joining HIG, Mr. Bolduc was with Bain from 1990 to 1993. Mr. Bolduc has a Master in Business Administration from the Darden

Graduate School of Business at the University of Virginia and a Bachelor of Science degree in Computer Engineering from Lehigh University.

         DOUGLAS F. BERMAN has been a director of the Company since June 1997 and a Managing Director of HIG Capital Management, Inc., an affiliate of HIG Investment Group, L.P., since 1998. From 1996 to 1998, Mr. Berman served as Vice President of HIG Capital Management, Inc. Prior to joining HIG Capital Management, Mr. Berman was with Bain from 1992 to 1996. Mr. Berman is a graduate of the Wharton School of the University of Pennsylvania, where he received a Master in Business Administration. He also holds a B.A. in Economics from the University of Virginia, where he was elected to Phi Beta Kappa.

         ALLAN SORENSEN has served as a Director of the Company since 1994 and previously was Vice Chairman of the Board. Mr. Sorensen is also a director of Republic Services, Inc. (NYSE) and West Mark Inc. (NASDAQ). He is also the Co-founder and Vice Chairman of the Board of Interim Health Care, Inc. which was spun-off from Interim Services, Inc. (NYSE) in October 1997. Prior to that, Mr. Sorensen served as a director and various capacities as President, Chief Executive Officer and Chairman of Interim Services, Inc. from 1967 to 1997. He was a member of the Board of Directors of H&R Block, Inc. (NYSE) from 1979 until September 1993 when Interim Services was spun off in an initial public offering. He is the past five-term Chairman of the Board and a director of the Home Health Services and Staffing Association (HHSSA). He is a past president and member of the Board of Directors of the National Association of Temporary & Staffing Services (NATSS) and recipient of their 1992 Leadership Award.

         JONATHAN I. KISLAK has served as a director of the Company since April, 1998. He is also chairman, director and president of Skylake Bankshares, Inc., a role he has held since 1993 and from 1981 to 1989. Since 1991, Mr. Kislak has served as president of Kislak Capital Corporation and since 1995 has served as president and chairman of the executive committee of Kislak National Bank. In addition, he served from 1989 to 1991 as Deputy Under Secretary for Small Community and Rural Development for the U.S. Department of Agriculture.
Mr. Kislak received a bachelors degree in Economics from Harvard College.



MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the Company's fiscal year ended July 31, 1998, the Company's Board of Directors held 9 meetings and took certain actions by written consent. During the 1998 fiscal year, Messrs. Sami Mnaymneh and John Bolduc attended fewer than 75 percent of the meetings of the Board of Directors held during the period they served on the Board.

         Messrs. Sorensen and Kislak are members of the Audit Committee, which held one meeting subsequent to fiscal 1998. Mr. Kislak is Chairman of the Audit Committee. The duties and responsibilities of the Audit Committee include (i) recommending to the full Board the appointment of the Company's auditors and any termination of engagement, (ii) reviewing the plan and scope of audits, (iii) reviewing the Company's significant accounting policies and internal controls,
(iv) administering the Company's compliance programs, and (v) having general responsibility for all related auditing matters.

         The Compensation Committee consists of Messrs. Sorensen, Kislak and Berman. Mr. Sorensen is Chairman of the Compensation Committee. The Compensation Committee is responsible for reviewing and approving the Company's executive compensation policies and practices and supervising the administration of the Company's employee benefit plans, including the Plan. The Compensation Committee did not meet during fiscal 1998.

DIRECTOR COMPENSATION

         Directors who are not employees of the Company or HIG Capital Management, Inc. are paid a fee of $2,000 or $500, respectively, for each Board or Committee meeting attended, except that directors do not receive fees for attendance at Committee meetings held on the same day as a Board meeting. Each independent director was awarded options to acquire 5,000 shares of Common Stock at an exercise price of $17.50 per share. Directors who are employees of the Company do not receive any compensation for their service as directors. The Company also reimburses all directors for out-of-pocket expenses incurred in attending Board and Committee meetings.

         On July 7, 1998, the Company entered into a Consulting Agreement with Allan Chresten Sorensen which provides for him to furnish consulting services as requested by the Board of the Company, for which Mr. Sorensen is paid $5,000 per month plus options to acquire 12,000 shares of Common Stock at an exercise price of $7.00 per share. The term of the agreement is six months. During fiscal 1998, Mr. Sorensen earned consulting fees of $5,000.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company, for services rendered during the past year to the Company's Chief Executive Officer and certain other officers whose total 1998 salary and bonus exceeded $100,000 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                                                               COMPENSATION
                                                 ANNUAL COMPENSATION(1)                           AWARDS
                                --------------------------------------------------------       ------------
                                                                                                SECURITIES
          NAME AND              FISCAL                                     OTHER ANNUAL         UNDERLYING
     PRINCIPAL POSITION          YEAR      SALARY($)       BONUS($)      COMPENSATION($)         OPTIONS(#)
     ------------------         -----      ---------       --------      ---------------       ------------

Nicolas Molina                   1998      $210,955            --           $34,637(2)           59,202(3)
  Chief Executive Officer        1997      $198,000         $25,000         $33,960(2)           91,174
   (Resigned 10/9/98)

Brett Beveridge                  1998      $210,955            --            32,296(2)           59,202(3)
  President and Co-Chairman      1997      $198,000         $25,000          34,800(2)           91,174
   of the Board

Anne Gozlan                      1998      $121,960         $10,000             --               16,445(3)
  Chief Financial Officer        1997      $100,000            --               --               40,000(4)
   (Resigned 5/21/98)


-----------

(1) The column for "All other Compensation" has been omitted because there is no compensation required to be reported in such column.
(2) Represents the value of perquisites and other personal benefits, including premium payments and related expense for life insurance, disability insurance and group health insurance totaling $23,145 and $23,413 for 1998, $19,927 and $20,199 for 1997 for Messrs. Molina and Beveridge, respectively.
(3) See "Option Grants Table" below for additional information about these options.
(4) Represents a stock bonus consisting of an aggregate of 13,000 shares of Common Stock, 6,500 shares of which vested in May 1997 and 6,500 shares of which vested in June 1997.

OPTION GRANTS, EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth information with respect to grants of options to purchase shares of Common Stock during the fiscal year ended July 31, 1998 to the Named Officers. The amounts shown as potential realizable values on the options are based on assumed annualized rates of appreciation in the price of the Common Stock of 0%, 5% and 10% over the term of the options, as set forth in rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises are dependent on future performance of the Common Stock. There can be no assurance that the potential realizable values reflected in this table will be achieved.

           STOCK OPTION GRANTS IN THE FISCAL YEAR ENDED JULY 31, 1998

                                                                                            POTENTIAL REALIZABLE VALUE
                                                                                            AT ASSUMED ANNUAL RATES OF
                                                                                           STOCK PRICE APPRECIATION FOR
                                                INDIVIDUAL GRANTS                                 OPTION TERM (1)
                          ----------------------------------------------------------------  ----------------------------
                            NUMBER OF
                            SECURITIES      PERCENT OF TOTAL
                            UNDERLYING       OPTIONS GRANTED   EXERCISE OR
                         OPTIONS GRANTED      TO EMPLOYEES      BASE PRICE    EXPIRATION
NAME                           (#)           IN FISCAL YEAR     ($/SHARE)        DATE        0%($)    5%($)     10%($)
----                     ---------------    ----------------   -----------    ----------     -----    -----     ------
Nicolas Molina..........      59,202              18.2             $12.00       11/23/07      --       --       143,724
Brett Beveridge.........      59,202              18.2             $12.00       11/23/07      --       --       143,724
Anne Gozlan.............      16,445               5.1             $12.00       11/23/07      --       --        39,923



------------------

(1) The Company determined that the Common Stock had a fair market value of $12.00 on the date of grant.


         The following table sets forth information concerning the value of unexercised options as of July 31, 1998 held by the Company's Named Officers. No options were exercised during fiscal 1998.

                             YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES                   VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED                  IN-THE-MONEY OPTIONS
                                               OPTIONS AT FISCAL YEAR-END                 AT FISCAL YEAR-END
NAME                                            EXERCISABLE/UNEXERCISABLE            EXERCISABLE/UNEXERCISABLE(1)
                                               -------------------------            ----------------------------

Nicolas Molina......................                  91,174/150,376                              0
Brett Beveridge.....................                  91,174/150,376                              0
Anne Gozlan.........................                             0/0                              0



----------

(1) On July 31, 1998, the exercise price of all options exceeded the market price of the Common Stock.

EXECUTIVE INCENTIVE COMPENSATION PLAN

The 1997 Executive Incentive Compensation Plan is described in Proposal No. 2.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Securities and Exchange Commission's rules relating to the disclosure of executive compensation require that the Proxy Statement include certain information about "insider" participation on compensation committees and about specific kinds of "interlocking" relationships between the compensation committees of different companies, under the foregoing caption. All members of the Compensation Committee are outside directors (not employees of Company), and no such interlocking relationships exist.

EMPLOYMENT AGREEMENTS

         Effective June 27, 1997, the Company amended and restated the employment agreement with Mr. Beveridge which provides for his employment as the President of the Company. The agreement provides for a five year term with a base salary of $210,000 per year, to be increased annually by the greater of the annual increase in the consumer price index or 5%, as well as annual bonuses of not less than $50,000, subject to the achievement of reasonable performance targets set by the Board. Upon termination of his employment by the Company for reasons other than death, disability or cause, Mr. Beveridge shall be entitled to receive the greater of (i) his salary and bonus for the remainder of the employment period or (ii) two years' salary and bonus, except that these amounts shall be reduced by any amounts of earned income the executive may be receiving from any new employer.

         On July 7, 1998, the Company entered into an employment agreement with Mr. Cammarata which provides for his employment as Chief Financial Officer of the Company. The term of the agreement is two years with a base salary of $150,000 per year, to be increased annually by the greater of the annual increase in the consumer index price or 5%, as well as annual bonuses of up to 20% at the Company's sole discretion. Upon termination of his employment by the Company for reasons other than death, disability or cause, Mr. Cammarata shall be entitled to $300,000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On June 27, 1997, the Company entered into a consulting agreement with HIG Capital Management, Inc. an affiliate of the general partner of TCP, to provide management, consulting and financial services. The agreement, as amended and restated on October 8, 1997, requires that the Company pay $350,000 per year, payable in monthly installments. This agreement expired effective December 1, 1997 as a result of the completion of the Company's IPO. For the year ended July 31, 1998 and 1997, the Company paid approximately $117,000 and $29,000, respectively, under this agreement.

         In accordance with this consulting agreement, the Company paid HIG Capital Management Inc. an investment banking fee of $840,000 as a result of the completion of the IPO.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee consists of Messrs. Sorensen, Kislak (appointed June 8, 1998) and Berman (appointed on June 8, 1998). The Chairman of the Compensation Committee is Mr. Sorensen. The Compensation Committee is responsible for reviewing and approving the Company's executive compensation policies and practices and supervising the administration of the Company's employee benefit plans, including the Executive Incentive Compensation Plan, although its actions with respect to such Plan are subject to the approval of the full Board of Directors. The Compensation Committee did not formally meet during fiscal 1998.

Compensation Principles

         The goal of the Company is to structure its compensation arrangements for executive officers in a manner that will promote the Company's profitability and enhance stockholder value. In designing its compensation arrangements to achieve this goal, the Company is guided by the following objectives:

         o attracting and retaining qualified and dedicated executives who are essential to the long-term success of the Company;

         o providing compensation packages that are competitive with the compensation arrangements offered by comparable companies, including the Company's competitors;

         o tying a significant portion of an executive officer's compensation to Company and individual performance; and

         o directly aligning the interests of management with the interests of the stockholders through stock-based compensation arrangements.

         In 1998, the components of the Company's executive compensation arrangements consisted of salary, cash bonuses and stock option awards pursuant to the Executive Incentive Compensation Plan.

Executive Officer Compensation

         As a general matter, the Company believes that the interests of the Company and its stockholders are best served by maintaining a flexible approach to executive compensation. In this regard, the Company tends to rely on subjective criteria rather than preestablished formulae.

         SALARY. The salary level for the Company's executive officers generally is determined annually. A base salary level is established for each executive officer by reference to salaries historically paid by the Company to its executive officers and to salaries paid to executive officers holding comparable positions with comparable companies in the Company's geographic region.

         ANNUAL BONUS. Decisions regarding bonuses to executives are made annually. As with the Company's other compensation practices, the receipt of a bonus is dependent, for the most part, upon a subjective evaluation of corporate performance and of the contribution of the particular individual to the attainment of such performance. In certain situations, bonuses are determined by defined performance measures of the Company.

         The bonuses paid to the named executive officers for 1998 are set forth in the Summary Compensation Table.

         EXECUTIVE INCENTIVE COMPENSATION. Prior to its initial public offering in 1998, the Company adopted the Executive Incentive Compensation Plan under which 310,000 shares of the Company's Common Stock have been reserved for issuance to executive officers and key employees, as determined by the Compensation Committee. The Company awarded options to purchase, in the aggregate, 245,477 shares of Common Stock to its executive officers and other key employees during 1998. With respect to the options awarded, the Committee determined, on a subjective basis, and based upon the recommendations of Messrs. Beveridge and Molina, that such awards were appropriate to reward such officers and key employees for superior performance and to provide financial incentives for such officers and employees to continue to perform in a superior manner.

Compensation of the Chief Executive Officer

         The Company's decisions regarding compensation of its Chief Executive Officer are guided by the same policies and considerations that govern compensation of the Company's other executive officers. Mr. Molina's salary in 1998 was set at a level that the Committee along with the full Board of Directors determined was appropriate in light of the Company's size and development.

Compliance with Internal Revenue Code Section 162(m)

         Section 162(m) of the Internal Revenue Code of 1986, as amended, precludes any public corporation from taking a deduction for compensation in excess of $1 million paid to its chief executive officer or any of its other executive officers. Certain performance-based compensation, however, is exempt from the deduction limit. No formal policy has been adopted by the Company with respect to minimizing the risk that compensation paid to its executive officers will exceed the deduction limit. The Company does not anticipate that any compensation paid to its executive officers in 1999 will exceed the limit imposed by Section 162(m).

                                                Allan Sorensen
                                                Jonathan I. Kislak
                                                Douglas F. Berman


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Ernst & Young LLP, independent public accountants, served as the Company's independent public accountants for the fiscal year ended July 31, 1998. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Company's Common Stock from November 24, 1997, the date of the initial public offering of the Common Stock, with the cumulative total return of (i) the Standard & Poor's Small Cap 600 and (ii) Standard & Poor Specialty Retail Industry Stock Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 and that all dividends were reinvested.

                                               CUMULATIVE TOTAL RETURN
                                               -----------------------
                                                  11/24/97    7/31/98

     LET'S TALK CELLULAR & WIRELESS, INC.          100.00      38.02
     S&P SMALLCAP 600                              100.00     103.30
     S&P RETAIL (SPECIALTY)                        100.00      88.39


                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1999 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices between June 14, 1999 and August 13, 1999.

                                       By Order of the Board of Directors

                                       Brett Beveridge
                                       CO-CHAIRMAN OF THE BOARD
                                       David Eisenberg
                                       CO-CHAIRMAN OF THE BOARD


Miami, Florida
December 11, 1998

                                                                 Appendix A


                      LET'S TALK CELLULAR & WIRELESS, INC.


                   1997 EXECUTIVE INCENTIVE COMPENSATION PLAN

                     LET'S TALK CELLULAR AND WIRELESS, INC.

                   1997 EXECUTIVE INCENTIVE COMPENSATION PLAN



1.   Purpose ................................................................... 1
2.   Definitions ............................................................... 1
3.   Administration ............................................................ 4
     (a)   Authority of the Committee .......................................... 4
     (b)   Manner of Exercise of Committee Authority ........................... 4
     (c)   Limitation of Liability ............................................. 5
4.   Stock Subject to Plan ..................................................... 5
     (a)   Limitation on Overall Number of Shares Subject to Awards ............ 5
     (b)   Application of Limitations .......................................... 5
5.   Eligibility; Per-Person Award Limitations ................................. 5
6.   Specific Terms of Awards .................................................. 6
     (a)   General ............................................................. 6
     (b)   Options ............................................................. 6
     (c)   Stock Appreciation Rights ........................................... 7
     (d)   Restricted Stock .................................................... 8
     (e)   Deferred Stock ...................................................... 9
     (f)   Bonus Stock and Awards in Lieu of Obligations .......................10
     (g)   Dividend Equivalents ................................................10
     (h)   Other Stock-Based Awards ............................................10
7.   Certain Provisions Applicable to Awards ...................................11
     (a)   Stand-Alone, Additional, Tandem, and Substitute Awards ..............11
     (b)   Term of Awards ......................................................11
     (c)   Form and Timing of Payment Under Awards; Deferrals ..................11
     (d)   Exemptions from Section 16(b) Liability .............................12
8.   Performance and Annual Incentive Awards ...................................12
     (a)   Performance Conditions ..............................................12
     (b)   Performance Awards Granted to Designated Covered Employees ..........12
     (c)   Annual Incentive Awards Granted to Designated Covered Employees .....14
     (d)   Written Determinations ..............................................15
     (e)   Status of Section 8(b) and Section 8(c) Awards Under
           Code Section 162(m)..................................................15
9.   Change in Control .........................................................16
     (a)   Effect of "Change in Control." ......................................16
     (b)   Definition of "Change in Control ....................................16
     (c)   Definition of "Change in Control Price." ............................17
10.  General Provisions ........................................................17
     (a)   Compliance With Legal and Other Requirements ........................17
     (b)   Limits on Transferability; Beneficiaries ............................17
     (c)   Adjustments .........................................................18
     (d)   Taxes ...............................................................18
     (e)   Changes to the Plan and Awards ......................................19


                                       (i)

     (f)   Limitation on Rights Conferred Under Plan ...........................19
     (g)   Unfunded Status of Awards; Creation of Trusts .......................19
     (h)   Nonexclusivity of the Plan ..........................................20
     (i)   Payments in the Event of Forfeitures; Fractional Shares .............20
     (j)   Governing Law .......................................................20
     (k)   Plan Effective Date and Stockholder Approval; Termination of Plan ...20









































                                      (ii)

                      LET'S TALK CELLULAR & WIRELESS, INC.

                   1997 EXECUTIVE INCENTIVE COMPENSATION PLAN


      1. Purpose. The purpose of this 1997 Executive Incentive Compensation Plan (the "Plan") is to assist Let's Talk Cellular & Wireless, Inc. (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

      2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

            (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

            (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

            (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

            (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

            (e)   "Board" means the Company's Board of Directors.

            (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

            (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

            (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

            (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of at least two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

            (j) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

            (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

            (l)   "Deferred Stock" means a right, granted to a Participant under
Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

            (m)   "Director" means a member of the Board.

            (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

            (o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

            (p)   "Effective Date" means the effective date of the Plan, which
shall be [               ].

            (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be an Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

            (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

            (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

            (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

            (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

            (v)   "Incumbent Board" means the Incumbent Board as defined in
Section 9(b)(ii) of the Plan.

            (w)   "Limited SAR" means a right granted to a Participant under
Section 6(c) hereof.

            (x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

            (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

            (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

            (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

            (bb) "Performance Award" means a right, granted to a Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

            (cc)  "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

            (dd)  "Restricted Stock" means Stock granted to a Participant under
Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

            (ee) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act

            (ff) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
Section 10(c) hereof.

            (gg) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

            (hh) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

            3.    Administration.

            (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

            (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

            (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

      4.    Stock Subject to Plan.

            (a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 1,310,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 1,310,000 shares.

            (b)   Application of Limitations. The limitation contained in
Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

      5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than [ ] shares of Stock, subject to adjustment as provided in
Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be [$ ], and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be [$ ].

      6.    Specific Terms of Awards.

            (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board (subject to Section 10(e)) shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

            (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

                 (i) Exercise Price. The exercise price per share of Stock
            purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                 (ii) Time and Method of Exercise. The Committee or the Board
            shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                 (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                       (A) the Option shall not be exercisable more than ten
            years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                       (B) The aggregate Fair Market Value (determined as of
            the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed
           $100,000.

            (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

                 (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

                 (ii) Other Terms.  The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

            (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                 (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to
            Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                 (ii) Forfeiture. Except as otherwise determined by the
            Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                 (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                 (iv) Dividends and Splits. As a condition to the grant of an
            Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

            (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                 (i) Award and Restrictions. Satisfaction of an Award of
            Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                 (ii) Forfeiture. Except as otherwise determined by the
            Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                 (iii) Dividend Equivalents. Unless otherwise determined by the
            Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

            (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

            (g) Dividend Equivalents. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

            (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

      7.    Certain Provisions Applicable to Awards.

            (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

            (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the
Code).

            (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

            (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

      8.    Performance and Annual Incentive Awards.

            (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m), shall be exercised by the Committee and not the Board.

            (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                 (i) Performance Goals Generally. The performance goals for such
            Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this
            Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                 (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation under Code Section 162(m).

                 (iii) Performance Period; Timing For Establishing Performance
            Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                 (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                 (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

            (c) Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

                 (i) Annual Incentive Award Pool. The Committee may establish an
            Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                 (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                 (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of
            (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

            (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

            (e)   Status of Section 8(b) and Section 8(c) Awards Under Code
Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

      9.    Change in Control.

            (a) Effect of "Change in Control." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

                 (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in Section 10(a) hereof;

                 (ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

                 (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in
            Section 10(a) hereof; and

                  (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

            (b) Definition of "Change in Control. A "Change in Control" shall be deemed to have occurred upon:

                  (i) Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned); or

                  (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

            (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

      10.   General Provisions.

            (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

            (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

            (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

            (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

            (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

            (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

            (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

            (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as (i) creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m) or (ii) modifying, amending or in any way being in substitution of any employment, stock option or other agreement to which the Company is a party.

            (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

            (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflicts of laws, and applicable federal law.

            (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                                                                 Appendix B




                      LET'S TALK CELLULAR & WIRELESS, INC.

                         800 BRICKELL AVENUE, SUITE 400
                              MIAMI, FLORIDA 33131

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                          COMPANY'S BOARD OF DIRECTORS

         The undersigned holder of Common Stock of Let's Talk Cellular & Wireless, Inc., a Florida corporation (the "Company"), hereby appoints
Brett Beveridge and Daniel M. Cammarata, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders of the Company, to be held on January 13, 1999 at 10:00 a.m., local time, at the conference room in the Company's executive offices at 800 Brickell Avenue, Suite 400, Miami, Florida 33131 and at any adjournments or postponements thereof.


                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

[X]  Please mark your
     votes as in this
     example.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1).

1.       ELECTION OF DIRECTORS

              VOTE FOR all nominees listed
             at right except vote withheld
             from the following nominee(s)                  VOTE WITHHELD
                        (If any)                          from all nominees

                           [ ]                                   [ ]

NOMINEES:         Allan Sorensen
                  John P. Bolduc
                  Douglas F. Berman

(Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)


--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES ISSUABLE UNDER THE 1997 EXECUTIVE COMPENSATION PLAN PURSUANT TO PROPOSAL (2).

2. APPROVAL OF AN AMENDMENT TO THE 1997 EXECUTIVE INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER SUCH PLAN.



                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


         VOTE FOR PROPOSAL (2)                 VOTE AGAINST PROPOSAL (2)

                [ ]                                     [ ]

3. Upon such other business as may properly come before the Annual Meeting of any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL (1) AT LEFT AND "FOR" THE AMENDMENT TO THE 1997 EXECUTIVE INCENTIVE COMPENSATION PLAN IN PROPOSAL(2).

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 1998 Annual Report to Shareholders.

DATE __________________________     SIGNATURE _________________________________

SIGNATURE (if held jointly) ___________________________________________________

NOTE: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.